UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report: June 12, 2007 (Date of earliest event reported:  June 12, 2007)

RBC BEARINGS INCORPORATED

(Exact Name Of Registrant As Specified In Its Charter)

Delaware	333-124824	95-4372080
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

One Tribology Center

Oxford, CT 06478

(Address of Principal Executive Offices, Including Zip Code)

(203) 267-7001

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information

Item 2.02.  Results of Operations and Financial Condition.

On June 12, 2007 RBC Bearings Incorporated (the “Company”) issued a press release announcing its financial results for the fourth quarter and fiscal year ended March 31, 2007 and certain other information.  This press release has been furnished as Exhibit 99.1 to this report and is incorporated herein by this reference.

The information in this report, including the exhibit hereto, is furnished pursuant to Item 2.02 of Form 8-K, and is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. The information contained herein and in the accompanying exhibit is not incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

Item 9.01  Financial Statements and Exhibits.

     (d) Exhibits

                Exhibit 99.1    Press Release of RBC Bearings Incorporated dated June 12, 2007.

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: June 12, 2007

RBC BEARINGS INCORPORATED

By:	/s/ THOMAS J. WILLIAMS
Name:	Thomas J. Williams
Title:	Corporate General Counsel & Secretary